INVESTOR PRESENTATION September 2024 Lyra Apartments – Denver, CO

c ent e rs pa c ehome s.c om 2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value- add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2023. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT & LEGAL DISCLOSURE

OUR MISSION To provide a great home— for our residents, our team members, and our investors. OUR VISION To be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others. 71 France – Edina, MN MISSION & VISION 3c ent e rs pa c ehome s.c om

COMPANY OVERVIEW



Differentiated
Multifamily Market Exposure

12,883[(1)]
Apartments owned and operated

NYSE: CSR

$2.3 Billion[(2)]
Total capitalization

Key Indices
S&P SmallCap 600
MSCI US REIT
Russell 2000

RESULTS
INNOVATION
SERVICE
ENGAGEMENT

RISE is Centerspace's commitment to Results, Innovation, Service, and Engagement. It is how we monitor and measure our performance in our quest to provide a great home – for our residents, our team, and our investors.

1. *As of June 30, 2024*
2. *See page 11 for breakdown*

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TO EXECUTE THIS, WE FOCUS ON: CENTERSPACE is guided by the north star of increasing distributable cash flow Exceptional customer experience Diverse talent to enable a culture of engagement Enhancing efficiencies by scaling the business Managing the balance sheet to maximize financial flexibility Investing in high-quality and efficient rental communities Leveraging technology and systems Environmental, Social, Governance (ESG) CASH FLOW GROWTH FOCUS 5c ent e rs pa c ehome s.c om

c ent e rs pa c ehome s.c om 6 2023 -------------------2024 Guidance Range-------------------- Actual Low Mid-Point High Revenues 7.2% 3.25% 3.75% 4.25% Expenses 4.6% 3.50% 4.13% 4.75% NOI 9.0% 3.00% 3.50% 4.00% Net Income (Loss) $2.32 ($1.21) ($1.11) ($1.01) FFO $4.27 $4.61 $4.69 $4.76 Core FFO $4.78 $4.78 $4.85 $4.92 Same-Store Growth Per Share Other Key Assumptions Cascade Shores Townhomes + Flats – Rochester, MN RESULTS – 2024 FINANCIAL OUTLOOK ▪ Same-store capital expenditures of $1,100 per home to $1,150 per home ▪ Value-add expenditures of $23.0 million to $25.0 million ▪ Full year dispositions of $19.0 million Note: Reconciliations of the above can be found in the appendix of this presentation

c ent e rs pa c ehome s.c om RESULTS – FAVORABLE GROWTH PROFILE 7Note: Data is based on midpoint of guidance ranges provided by noted peers with Q2 2024 earnings. SMID Cap Apt group includes ELME, IRT, and NXRT. Non-coastal/Sunbelt group includes CPT, ELME, IRT, MAA, and NXRT. All multifamily group includes AVB, CPT, ELME, EQR, ESS, IRT, MAA, NXRT, and UDR. Source data: Company Filings 1.5% at Midpoint -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily Core FFO/sh Growth, Guidance Midpoint 3.5% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS NOI Growth, Guidance Midpoint 3.8% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS Revenue Growth, Guidance Midpoint 4.1% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS Expense Growth, Guidance Midpoint

c ent e rs pa c ehome s.c om 8 Note: Data represents 2024 Same Store pool. QTD leasing spreads are through September 6, 2024 RESULTS – RENEWALS HOLDING STRONG; LEASING SPREADS RETURNING TO NORMAL SEASONAL PATTERNS Oxbo – St. Paul, MN 1.9% -3.4% -0.1% 3.4% -0.3% 4.7% 3.6% 3.3% 3.5% 3.4% 3.6% 0.2% 1.4% 3.5% 1.9% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 QTD SAME STORE LEASING UPDATE New Renewal Blended

c ent e rs pa c ehome s.c om 9 -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% $1,380 $1,400 $1,420 $1,440 $1,460 $1,480 $1,500 $1,520 $1,540 $1,560 $1,580 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 QTD SAME STORE LEASING Avg Rent Occupied New % Change Renewal % Change Blended % Change Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 QTD Occupancy 94.4% 94.4% 94.4% 95.1% 94.7% Expirations 35.2% 19.3% 17.9% 29.4% 26.7% Note: Data represents 2023 Same Store pool adjusted for dispositions to allow for showing two years of data. Occupancy represents weighted average physical occupancy. Information is through September 6, 2024 RESULTS – LEASING SPREADS RETURNING TO NORMAL SEASONAL PATTERNS Centerspace has grown average rents even in volatile economic times

c ent e rs pa c ehome s.c om 10 -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 2023 vs 2022 Year-to-Date Rental Rate Growth New Lease Rents Renewal Rents Market % of Total NOI Minneapolis, MN 33.9% Denver, CO 22.5% North Dakota 11.6% Rochester, MN 9.7% Other Mountain West 8.4% St. Cloud, MN 5.5% Omaha, NE 5.1% Fort Collins, CO 3.4% Total 100.0% Note: NOI contribution is Q2 2024 multifamily only. Rental rate growth is January 1–September 6, 2023, compared to January 1–September 6, 2024 Blended Rent 1.1% 1.8% 6.1% 4.6% 2.1% 1.9% 1.9% 2.4% RESULTS – NOI COMPOSITION & RENTAL RATE GROWTH Palisades Apartments – Roseville, MN 2024 vs 2023 Year-To-Date Ren al Rate Growt

c ent e rs pa c ehome s.c om 11 Note: Capitalization figures are as of 6/30/2024, adjusted pro forma for cumulative ATM issuance as of 9/3/2024, anticipated Series C Preferred Share redemption, and the extension of the line of credit. 1. Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Financial Measures section in the Appendix. 2. Weighted average interest rate reflects interest expense only and excludes any facility fees or other associated expenses. RESULTS – BALANCE SHEET POSITIONED FOR GROWTH Common Equity 57% Secured Debt 26% Unsecured Debt 16% Series D Preferred 1%*Share price $67.63 as of 6/30/2024 Diversified Permanent Capital Base $2.3B Pro Forma Total Capitalization $944M Total Debt $1,298M Common Equity $17M Preferred Equity % of Total Maturing 0.0% 3.2% 10.8% 5.2% 18.2% 10.8% 9.0% 20.8% 2.6% 8.3% 1.6% 9.4% Weighted Average Interest Rate (2) 0.0% 3.7% 3.6% 3.5% 4.3% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% 5.0% Low Maturities through 2025 Pro forma Wtd Avg Int Rate 3.6% & Wtd Avg Maturity 5.9 Years (in thousands, except percentages) 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x 9.5x 10.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2020 2021 2022 2023 2024 Quarterly Net Debt / Annualized Trailing EBITDA & Quarterly Net Debt + Preferred / Annualized Trailing EBITDA (1) Net Debt 4-Quarter Moving Average Net Debt + Preferred 4-Quarter Moving Average Net Debt Pro forma Net Debt + Preferred Pro forma $29,970 $102,446 $49,029 $65,737 $27,239 $146,159 $78,850 $88,569 $56,409 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Mortgage LOC Private Placement

c ent e rs pa c ehome s.c om 12 ▪ Acquired 34 communities for $1.5 billion through unique deal structuring which has provided a competitive advantage in transaction market ▪ Sold 66 communities for $599 million as we have reduced our exposure to less efficient communities in lower- growth markets 2017 Today(1) Communities 100 70 Homes 13,212 12,883 Homes per Community 132 184 Average Monthly Rent $980 $1,566 % of NOI in 50 Largest MSAs 13% 56% % of NOI by Market – Today vs 2017 (1) Q2 2024 multifamily only INNOVATION – PORTFOLIO IMPROVEMENT SINCE 2017 Improvement since 2017 driven by disciplined capital allocation and creative deal structuring $972.5M $435.9M $92.9M Acquisition Structure Cash OP Unit Development While similar in total number of homes, investment and disposition activity has resulted in a more efficient and higher quality portfolio 0% 10% 20% 30% 40% Today 2017

c ent e rs pa c ehome s.c om DEMOGRAPHIC AND ECONOMIC CONSIDERATIONS MULTIFAMILY FUNDAMENTALS CONSIDERATIONS OTHER CONSIDERATIONS Population Trends Population Characteristics Labor Force Health Employment Economic Composition Rents Occupancy Market Size and Liquidity Supply and Demand General Housing Environment Focused in-market relationships Business and regulatory environment Operating platform scale Cultural vibrancy We assess our portfolio on a quarterly basis to determine relative performance and outlook of our existing communities. Disposition focus is placed on communities that recurringly screen in the bottom tier of our portfolio. Sustainability INNOVATION – APPROACH TO INVESTMENTS & DISPOSITIONS 13

c ent e rs pa c ehome s.c om 14Regency Park – St Cloud, MN GEOGRAPHIC FOCUS (% OF UNITS) Source: S&P Capital IQ Note: As of 8/16/24. Rounding may result in each row not adding to 100% INNOVATION – GEOGRAPHIC DIFFERENTIATION PUBLIC MULTIFAMILY REIT MARKET OVERVIEW 24% 4% 5% 4% 76% 21% 6% 43% 53% 4% 100% 27% 14% 24% 7% 5% 86% 34% 71% 73% 25% 76% 92% 18% 18% 7% 21% 11% 5% 75% 3% 30% 19% 17% 95% Mountain West Midwest West Southeast & Texas Mid-Atlantic Northeast

INNOVATION – COMPETITIVE ADVANTAGE IN MINNEAPOLIS



MARKET HIGHLIGHTS

- 27 CSR communities, 4,711 homes, scaled portfolio with opportunities in operating partnership unit transactions, mezzanine financing and development participation, and capital recycling
- 16th largest MSA, 3.7M population
- 15 Fortune 500 companies headquartered in Twin Cities
- Diversified economy with large presence of healthcare, finance, food production and retail employers
- $91,341 median household income is 22% higher than the United States median
- 113,273 forecasted job additions between 2020-2030 (+6.2%)

CSR HIGHLIGHTS

Location by % of NOI


12%
30%
58%
Urban Core
Inner Ring
Outer Ring

Asset Class by % of NOI


41%
59%
Class A
Class B



Noko: 130-home community built in 2021 with 24k SF grocer adjacent to Lake Nokomis

CSR Portfolio NOI %	33.9%
CSR Minneapolis Portfolio Average Rent	$1,537
CSR Household Average Annual Income	$105,064
CSR Household Rent-to-Income Ratio	22.0%
CSR Minneapolis Portfolio Occupancy %	95.5%
July 2024 Median Single-Family Home Value	$388,428
June 2024 Unemployment Rate	3.7%

Source: FRED, Zillow
Note: CSR data as of Q2 2024. Occupancy refers to average financial occupancy

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c ent e rs pa c ehome s.c om 16 ▪ 7 CSR communities, 2,104 homes, entered Denver Q4 2017 and achieved critical mass ▪ 19th largest MSA, 3.0M population ▪ 21 Fortune 1,000 companies headquartered in Colorado ▪ Diversified economy with large presence of aviation/aerospace, healthcare, telecommunications and tech employers ▪ $98,975 median household income is 32% higher than the United States median ▪ 364,311 forecasted job additions between 2020-2030 (+23.2%) MARKET HIGHLIGHTS Lyra: 215-home community in Centennial; 2022 built in Denver’s SE Business Corridor CSR Portfolio NOI % 22.5% CSR Denver Portfolio Average Rent $1,982 CSR Household Average Annual Income $113,728 CSR Household Rent-to- Income Ratio 26.1% CSR Denver Portfolio Occupancy % 95.5% July 2024 Median Single- Family Home Value $613,524 June 2024 Unemployment Rate 4.0% INNOVATION – GROWTH IN DENVER CSR HIGHLIGHTS Source: FRED, Zillow Note: CSR data as of Q2 2024. Occupancy refers to average financial occupancy 100% Asset Class by % of NOI Class A 39% 61% Location by % of NOI Urban Suburban

INNOVATION – PROVIDING DIFFERENTIATED EXPOSURE

Portfolio hallmarks include low unemployment rates, affordability of rents, resident financial strength, and diversified economies

Region	% of NOI [1]	Population	Market Homes	Median Household Income	Unemployment Rate	3-Month Avg Job Growth	Median Single-Family Home Value	Market Vacancy	YoY Market Rent Growth	Trailing 12-Month Net Deliveries | % of Stock	Forecasted Next 12-Month Net Deliveries | % of Stock	Homes Under Construction | % of Stock	CSR YTD Avg Annual Income [5]	CSR YTD Rent-To-Income Ratio [5]
Minneapolis, MN	33.9%	3,712,020	279,835	$91,341	3.7%	0.7%	$388,428	7.6%	1.0%	12,660 | 4.5%	6,953 | 2.5%	10,684 | 3.8%	$105,064	22.0%
Denver, CO	22.5%	3,005,131	304,504	$98,975	4.0%	-0.5%	$613,524	9.8%	0.6%	17,080 | 5.6%	10,023 | 3.3%	19,629 | 6.4%	$113,728	26.1%
North Dakota [2]	11.6%	238,906	16,863	$72,102	2.7%	0.9%	$304,712	4.0%	4.0%	146 | 0.9%	126 | 0.7%	128 | 0.8%	$100,290	21.4%
Rochester, MN	9.7%	229,077	11,453	$85,369	3.0%	3.7%	$325,451	10.7%	-0.1%	389 | 3.4%	0 | 0.0%	510 | 4.5%	$125,124	21.8%
Other Mountain West [3]	8.4%	347,409	15,727	$74,761	2.9%	1.0%	$387,027	8.9%	1.0%	1,389 | 8.8%	360 | 2.3%	592 | 3.8%	$91,184	22.7%
Omaha, NE	5.1%	983,969	82,983	$79,638	3.3%	2.4%	$295,304	6.2%	3.1%	2,395 | 2.9%	1,574 | 1.9%	1,807 | 2.2%	$103,923	21.2%
St. Cloud, MN	5.5%	202,577	16,241	$71,370	4.0%	1.1%	$305,337	4.7%	3.6%	372 | 2.3%	26 | 0.2%	102 | 0.6%	$95,102	20.8%
Fort Collins, CO	3.4%	370,771	18,490	$88,403	3.6%	2.9%	$578,252	12.2%	2.0%	1,929 | 10.4%	448 | 2.4%	930 | 5.0%	$120,572	25.1%
Portfolio Wtd Avg [4]	**100.0%**			**$87,065**	**3.5%**	**0.9%**	**$420,236**	**8.0%**	**1.5%**	**4.6%**	**2.0%**	**3.9%**	**$107,160**	**22.9%**

Note: Multifamily data as of Q2 2024. Economic and demographic data as of 8/15/24. Median household income, unemployment rate, 3-month avg job growth, median home value, CSR avg annual income, and CSR rent-to-income ratio for North Dakota and Other Mountain West are weighted by NOI contribution of metropolitan area; market vacancy, rent growth, trailing 12-month net deliveries % of stock, forecasted next 12-month net deliveries % of stock and homes under construction % of stock are weighted by total inventory of homes in each market. All other data is summation of each market

Sources: US Census Bureau, Bureau of Labor Statistics, FRED, Zillow, CoStar
1. Q2 2024 multifamily only
2. Includes Bismarck, ND and Grand Forks, ND
3. Includes Billings, MT and Rapid City, SD
4. Weighted by region % of NOI
5. Per household for approved applicants as of 6/30/24

- 746k apartment homes in CSR portfolio markets, set against 23M total apartment homes in United States
- Centerspace resident rent-to-income ratio of approximately 21%-26% by market compares to 30% United States median rent-to-income ratio

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c ent e rs pa c ehome s.c om INNOVATION – RENTAL AFFORDABILITY VS HOMEOWNERSHIP & INCOME GROWTH PROVEN EXECUTION 18 ▪ Homeownership affordability has grown increasingly difficult, as borrowing costs have increased while home prices remain near peak values ▪ Home ownership (PITI) in CSR markets now costs 90% more than renting in a CSR community ▪ While market rents have grown at a healthy clip recently, resident incomes have grown even more ▪ Income growth has outpaced market rental rate growth by 10% in CSR markets, far exceeding the national average delta of 5% Source: FRED, Zillow, Forbes, Tax Foundation, Bankrate.com, CoStar Note: CSR data as of Q2 2024. PITI is weighted by Q2 2024 CSR NOI exposure and is based on market level median home prices, state level average insurance and property tax rates, and national level mortgage and, when applicable, PMI rates. Full year datapoints are an average of all twelve months. 2024YTD results are through July 2024 13% 11% 10% 9% 7% 7% 6% 2% 10% 5% Income Growth Has Outpace Rent Growth in CSR Markets Median Household Income Growth Minus Rent Growth: 2017 Q2 to 2024 Q2 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2019 2020 2021 2022 2023 2024YTD M on th ly P ay m en t Rent Vs. Own Affordability Gap in CSR Markets PITI (10% Down Pmt) PITI (20% Down Pmt) CSR Avg Scheduled Rent

c ent e rs pa c ehome s.c om GEOGRAPHIC DIFFERENTIATION INNOVATION – DEMOGRAPHICS VS HOUSING DELIVERIES ARE ATTRACTIVE PROVEN EXECUTION 19 ▪ New household formations exceed supply deliveries by over 5MM since 2011 ▪ Population demographics indicate continued strong demand of individuals in their primary renting years (20-35) ▪ New construction starts started to fall in 2022 and will lead to lower deliveries going forward CSR Avg Accepted Applicant Age = 33 0 1,000 2,000 3,000 4,000 5,000 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100 Po pu la ti on (0 00 s) Age US Population by Age 0 1,000 2,000 3,000 4,000 5,000 6,000 -500 0 500 1,000 1,500 2,000 2,500 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Cu m ul at iv e H ou si ng S ho rt fa ll (0 00 s) Fo rm at io ns /C om pl et io ns (0 00 s) Year US Housing is Structurally Undersupplied Household Formations (LHS) Unit Completions (LHS) Cumulative shortfall since 2011 (RHS) 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 Ja n 20 21 M ar 2 02 1 M ay 2 0 21 Ju l 2 02 1 Se p 20 21 N ov 2 02 1 Ja n 20 22 M ar 2 02 2 M ay 2 0 22 Ju l 2 02 2 Se p 20 22 N ov 2 02 2 Ja n 20 23 M ar 2 02 3 M ay 2 0 23 Ju l 2 02 3 Se p 20 23 N ov 2 02 3 Ja n 20 24 M ar 2 02 4 St ar ts (0 0 0s ) US Housing Starts (SAAR) Suggest New Supply to Decrease Source: FRED, US Census Bureau, US Dept. of Housing and Urban Development Note: CSR Data as of Q1 2024

c ent e rs pa c ehome s.c om 20 ▪ Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collection rates ▪ Centerspace’s portfolio has the lowest weighted average unemployment rate among public multifamily companies ▪ Less competition from new supply allows the ability to push rents while maintaining occupancy ▪ Among public multifamily companies, Centerspace’s markets have the second lowest number of homes under construction as a percentage of total market inventory Source: S&P Capital IQ, CoStarSource: S&P Capital IQ, BLS INNOVATION – PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT & SUPPLY Creditworthiness of residents produces strong rent collection rates; low unemployment in Centerspace portfolio markets can insulate performance in recessionary conditions Measured supply pipeline in Centerspace portfolio markets allows the ability to drive rent growth and retain occupancy 3.1% 3.6% 3.6% 3.7% 3.8% 3.9% 4.3% 4.4% 4.5% 5.1% CSR MAA NXRT IRT CPT UDR United States AVB EQR ESS July 2024 Weighted Average Unemployment Rate State Unemployment Rate Weighted by Home Count 3.2% 3.5% 4.1% 4.3% 4.9% 5.5% 6.3% 6.6% 7.1% ESS CSR EQR AVB UDR IRT CPT MAA NXRT Q2 2024 Weighted Average Under Construction % of Inventory MSA Under Construction % Weighted by Home Count

c ent e rs pa c ehome s.c om 0 20 40 60 80 100 120 140 160 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 2018 2019 2020 2021 2022 2023 2024 YTD 2018-2024 Value Add Spend Actual Spend Achieved Premium U/W Cumulative Premium 1. Includes unit renovations, common area renovations, and other value add projects and calculated as incremental NOI divided by a 6.0% cap rate, net of capital investment. Incremental NOI of $18.8mm calculated as total cost-to-date at 7/31/2024 of $121.3mm, multiplied by ROI of 15.5% 2. Midpoint of $23.0mm-25.0mm range noted in most recent FFO Guidance released with Q2 2024 earnings Centerspace’s past and current projects have generated a 15.5% return on investment, resulting in over $191 million of incremental value creation(1) Blended U/W premium through 2024 was $111 per unit, achieved $135 Spend increased from $2.7mm in 2018 to $29.4mm in 2023, with $24.0mm(2) projected in 2024 INNOVATION – HISTORICAL VALUE-ADD GROWTH 21

c ent e rs pa c ehome s.c om 22 71.49 61.94 54 56 58 60 62 64 66 68 70 72 Centerspace ORA Score National Property Average ORA Score 2024 J Turner ORA Score (As of 8/1/2024) ORA TOP PERFORMER Red 20 Apartments in Minneapolis, MN was named to the 2023 Elite 1% in the J Turner Research 2023 ORA Power Rankings report. This report highlights the nation’s top 1% of communities ranked by ORA. *Reflects all properties in the portfolio as of the reporting date Red 20 SERVICE – ENHANCING CUSTOMER EXPERIENCE IS A CORE GOAL 3.38 3.52 3.56 3.61 3.81 3.91 3.2 3.3 3.4 3.5 3.6 3.7 3.8 3.9 4 1/1/2020 1/1/2021 1/1/2022 1/1/2023 1/1/2024 8/1/2024 LIFETIME AVERAGE REPUTATION SCORES (As of 8/1/2024)

c ent e rs pa c ehome s.c om 23 ENVIRONMENTAL SOCIAL GOVERNANCE • Published fifth annual ESG report, prepared in alignment with GRI 2024 Universal Standards & Topic Standards • Achieved 81% energy usage data coverage, surpassing 2027 goal of 75% • Submitted our second annual GRESB submission and increased our score 15%, from 55 in year one to 63 in year two • Implemented smart home technology at 68% of Centerspace communities (1) • Maintain a Supermajority Independent Board with 88% of board members being independent (2) • Senior leadership team is 59.3% female and Board of Trustees is 62.5% female • Received a #1 governance score from Institutional Shareholder Services • Donated $75,710 to national, regional, and diversity-promoting charities in 2023 • Named a Top Workplace by the Minneapolis Star Tribune for the fifth consecutive year in 2024 • Maintain a strong Diversity, Equity, and Inclusion committee that upholds our DE&I Corporate Policy • Team members completed 2,623 volunteer hours in 2023 LEADING ORGANIZATION IN DIVERSITY, EQUITY, AND INCLUSION TOP WORKPLACE FOR FIVE CONSECUTIVE YEARS SEVEN MADACS AWARDS IN 2023 ENGAGEMENT – ESG HIGHLIGHTS AWARDS & RECOGNITION 1. As of Apr 30, 2024 2. As of September 3, 2024

c ent e rs pa c ehome s.c om 24 EXECUTIVE MANAGEMENT TEAM Anne Olson President & CEO Bhairav Patel EVP & CFO ISS rated top score of 1 - indicating highest quality corporate governance practices and lowest governance risk SENIOR LEADERSHIP TEAM Susan Picotte SVP, Asset Management & Operations Support Jim Mitchell VP, Facilities Kelly Weber SVP, Strategic Services Grant Campbell SVP, Investments Jean Denn SVP, Operations Julie Ellis SVP, Chief Accounting Officer Julie Letner SVP, Talent and Culture Brad Abel SVP, Information Technology Joe McComish VP, Finance ENGAGEMENT – BEST-IN-CLASS GOVERNANCE

c ent e rs pa c ehome s.c om GEOGRAPHIC DIFFERENTIATION VALUE KEY TAKEAWAYS PROVEN EXECUTION 25

c ent e rs pa c ehome s.c om 26 APPENDIX

c ent e rs pa c ehome s.c om 27 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate asse ts diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization. Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments and assists management and investors in comparing those operating resu lts between periods. Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional informatio n to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core FFO is a non -GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP .

RECONCILIATION TO NON-GAAP MEASURES

	(in thousands) Three Months Ended					Six Months Ended	
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Funds From Operations							
Net (loss) income available to common shareholders	$ (2,903)	$ (5,512)	$ 9,764)	$ 6,167	$ (3,470)	$ (8,415)	$ 38,494
Adjustments:							
Noncontrolling interests – Operating Partnership and Series E preferred units	(561)	(1,079)	(1,917)	1,204	(712)	(1,640)	7,854
Depreciation and amortization	25,714	27,012	26,617	24,697	24,371	52,726	50,364
Less depreciation – non real estate	(82)	(85)	(85)	(56)	(89)	(167)	(180)
Less depreciation – partially owned entities	(25)	(24)	(22)	(20)	(19)	(49)	(38)
Impairment of real estate investments	-	-	5,218	-	-	-	-
Loss (gain) on sale of real estate and other assets	-	577	82	(11,235)	71	577	(60,088)
FFO applicable to common shares and Units	**$ 22,143**	**$ 20,889**	**$ 20,129**	**$ 20,757**	**$ 20,152**	**$ 43,032**	**$ 36,406**
Adjustments to Core FFO:							
Non-cash casualty (gain) loss	191	702	535	854	(52)	893	(39)
Interest rate swap amortization	173	197	315	324	159	370	297
Amortization of assumed debt	263	263	136	(116)	(116)	526	(232)
Severance and transition related costs	-	-	(10)	-	(19)	-	3,180
Loss on litigation settlement and one-time trial costs[1]	-	37	1,035	34	3,201	37	3,201
Other miscellaneous items[2]	31	(42)	(35)	(129)	(22)	(11)	32
Core FFO applicable to common shares and Units	**$ 22,801**	**$ 22,046**	**$ 22,105**	**$ 21,724**	**$ 23,303**	**$ 44,874**	**$ 42,845**
FFO applicable to common shares and Units	$ 22,143	$ 20,889	$ 20,129	$ 20,757	$ 20,152	$ 43,032	$ 36,406
Dividends to preferred unitholders	160	160	160	160	160	320	320
FFO applicable to common shares and Units - diluted	**$ 22,303**	**$ 21,049**	**$ 20,289**	**$ 20,917**	**$ 20,312**	**$ 43,352**	**$ 36,726**
Core FFO applicable to common shares and Units	$ 22,801	$ 22,046	$ 22,105	$ 21,724	$ 23,303	$ 44,847	$ 42,845
Dividends to preferred unitholders	160	160	160	160	160	320	320
Core FFO applicable to common shares and Units - diluted	**$ 22,961**	**$ 22,206**	**$ 22,265**	**$ 21,884**	**$ 23,463**	**$ 45,167**	**$ 43,165**
Per Share Data							
Net income (loss) per share and Unit - diluted	$ (0.19)	$ (0.37)	$ (0.65)	$ 0.41	$ (0.23)	$ (0.56)	$ 2.55
FFO per share and Unit - diluted	$ 1.23	$ 1.16	$ 1.11	$ 1.15	$ 1.11	$ 2.39	$ 2.01
Core FFO per share and Unit - diluted	$ 1.27	$ 1.23	$ 1.22	$ 1.20	$ 1.28	$ 2.49	$ 2.36
Weighted average shares - basic	14,972	14,922	15,013	14,989	14,949	14,947	14,987
Effect of redeemable operating partnership Units	835	854	862	908	965	845	967
Effect of Series D preferred units	228	228	228	228	228	228	228
Effect of Series E preferred units	2,062	2,078	2,087	2,093	2,103	2,070	2,111
Effect of dilutive restricted stock units and stock options	32	20	31	28	24	26	20
Weighted average shares and Units - diluted	18,129	18,102	18,221	18,246	18,269	18,116	18,313

1. Consists of $37,000 in associated trial costs related to the litigation matter for the three months ended March 31, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023.
2. Consists of (gain) loss on investments and pursuit costs.

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RECONCILIATION TO NON-GAAP MEASURES

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, gain or loss from involuntary conversion, and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands)						
	Three Months Ended					Six Months Ended	
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Adjusted EBITDA							
Net income (loss) attributable to controlling interests	$ (1,296)	$ (3,905)	$ (8,157)	$ 7,774	$ (1,863)	$ (5,201)	$ 41,708
Adjustments:							
Dividends to Series D preferred unitholders	160	160	160	160	160	320	320
Noncontrolling interests – Operating Partnership and Series E preferred units	(561)	(1,079)	(1,917)	1,204	(712)	(1,640)	7,854
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$ (1,697)	$ (4,824)	$ (9,914)	$ 9,138	$ (2,415)	$ (6,521)	$ 49,882
Adjustments:							
Interest expense	9,318	9,193	8,900	8,542	8,626	18,511	18,931
Depreciation and amortization related to real estate investments	25,689	26,988	26,595	24,675	24,351	52,677	50,322
Impairment of real estate investments	-	-	5,218	-	-	-	-
Non-cash casualty loss (recovery)	191	702	535	854	(52)	893	(39)
Interest income	(462)	(280)	(316)	(187)	(248)	(742)	(340)
(Gain) loss on sale of real estate and other investments	-	577	83	(11,235)	71	577	(60,088)
Severance and transition related costs	-	-	(10)	-	(19)	-	3,180
Loss on litigation settlement and associated trial costs[1]	-	37	1,035	34	3,201	37	3,201
Other miscellaneous items[2]	31	(42)	(35)	(129)	(22)	(11)	32
Adjusted EBITDA	**$ 33,070**	**$ 32,351**	**$ 32,091**	**$ 31,692**	**$ 33,493**	**$ 65,421**	**$ 65,081**

1. Consists of $37,000 in associated trial costs related to the litigation matter for the six months ended June 30, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023.
2. Consists of (gain) loss on investments and pursuit costs.

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RECONCILIATION TO NON-GAAP MEASURES

Reconciliations of Operating Income to Net Operating Income

Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing costs, property management expenses, casualty losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Revised Outlook	
	(in thousands)		
	Six Months Ended 6/30/2024	12 Months Ended 12/31/2024	
	Actual	Low	High
Operating income	$ 11,267	$ 19,780	$ 22,930
Adjustments:			
General and administrative and property management expenses	13,391	27,900	27,400
Casualty loss	1,330	2,050	1,950
Depreciation and amortization	52,726	106,098	105,298
Loss on sale of real estate and other investments	577	600	575
Loss on litigation settlement and associated trial costs	-	125	100
Net Operating Income	**$ 79,291**	**$ 156,553**	**$ 158,253**

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